Exhibit (n)(2)

AMENDED SCHEDULE A
AMENDED AND RESTATED PLAN FOR MULTIPLE CLASSES OF SHARES

The following series and classes of shares are offered effective as of September 30, 2010:

Transamerica AEGON High Yield Bond	Class A
Class B
Class C
Class I
Class I2
Class P

Transamerica AllianceBernstein International Value	Class I2

Transamerica AQR Managed Futures Strategy	Class I2

Transamerica Asset Allocation – Conservative Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Growth Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Moderate Growth Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Moderate Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Balanced	Class A
Class B
Class C
Class I
Class I2
Class P

Transamerica BlackRock Global Allocation	Class I2

Transamerica BlackRock Large Cap Value	Class I2

Transamerica BNY Mellon Market Neutral Strategy	Class I2

Transamerica Clarion Global Real Estate Securities	Class I2

Transamerica Diversified Equity	Class A
Class B
Class C
Class I
Class I2
Class P

Transamerica Federated Market Opportunity	Class I2

Transamerica First Quadrant Global Macro	Class I2

Transamerica Flexible Income	Class A
Class B
Class C
Class I
Class I2

Transamerica Focus	Class A
Class B
Class C
Class I
Class P

Transamerica Goldman Sachs Commodity Strategy	Class I2

Transamerica Growth Opportunities	Class A
Class B
Class C
Class I
Class I2
Class P

Transamerica Jennison Growth	Class I2

Transamerica JPMorgan Core Bond	Class I2

Transamerica JPMorgan International Bond	Class I2

Transamerica JPMorgan Mid Cap Value	Class I2

Transamerica Loomis Sayles Bond	Class I2

Transamerica MFS International Equity	Class I2

Transamerica Money Market	Class A
Class B
Class C
Class I
Class I2
Class P

Transamerica Morgan Stanley Emerging Markets Debt	Class I2

Transamerica Morgan Stanley Mid-Cap Growth	Class I2

Transamerica Morgan Stanley Small Company Growth	Class I2

Transamerica Multi-Manager Alternative Strategies Portfolio	Class A
Class C
Class I

Transamerica Multi-Manager International Portfolio	Class A
Class B
Class C
Class I

Transamerica Neuberger Berman International	Class I2

Transamerica Oppenheimer Developing Markets	Class I2

Transamerica Oppenheimer Small- & Mid-Cap Value	Class I2

Transamerica PIMCO Real Return TIPS	Class I2

Transamerica PIMCO Total Return	Class I2

Transamerica Schroders International Small Cap	Class I2

Transamerica Short-Term Bond	Class A
Class C
Class I

Transamerica Small/Mid Cap Value	Class A
Class B
Class C
Class I
Class I2

Transamerica Third Avenue Value	Class I2

Transamerica Thornburg International Value	Class I2

Transamerica UBS Large Cap Value	Class I2

Transamerica WMC Diversified Growth	Class A
Class B
Class C
Class I
Class I2
Class P
Class T

Transamerica WMC Emerging Markets	Class I2